UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2021

CAPSTEAD MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08896	75-2027937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8401 North Central Expressway
Suite 800
Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	CMO	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock, $0.10 par value	CMOPRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on October 19, 2021 (the “Closing Date”), of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of July 25, 2021, as amended pursuant to that certain First Amendment to Agreement and Plan of Merger, dated as of September 22, 2021 (as amended, the “Merger Agreement”), by and among Franklin BSP Realty Trust, Inc. (f/k/a Benefit Street Partners Realty Trust, Inc.), a Maryland corporation (“FBRT”), Rodeo Sub I, LLC, a Maryland limited liability company and a wholly owned subsidiary of FBRT (“Merger Sub”), Capstead Mortgage Corporation, a Maryland corporation (“Capstead”), and, solely for the purposes set forth therein, Benefit Street Partners L.L.C., a Delaware limited liability company and FBRT’s external manager (“BSP”). Pursuant to the Merger Agreement, on the Closing Date, Capstead merged with and into Merger Sub, with Merger Sub continuing as the surviving company (the “Merger”). The combined company will continue to operate under the name “Franklin BSP Realty Trust, Inc.”, and, as of the Closing Date, its shares of common stock, par value $0.01 per share (“FBRT Common Stock”), trade on the New York Stock Exchange (“NYSE”) under the ticker symbol “FBRT”. The following events took place in connection with the consummation of the Merger.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 19, 2021, Capstead, FBRT and Merger Sub completed the Merger pursuant to the terms of the Merger Agreement. On the Closing Date, Capstead merged with and into Merger Sub, with Merger Sub continuing as the surviving company. The Articles of Merger contemplated by the Merger Agreement were filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”) with an effective time and date of 8:00 a.m., Eastern Time, on the Closing Date (the “Effective Time”).

At the Effective Time, each outstanding share of common stock, par value $0.01 per share, of Capstead (“Capstead Common Stock”) (other than shares held by FBRT or Merger Sub or by any wholly owned subsidiary of FBRT or Merger Sub or any wholly owned subsidiary of Capstead immediately prior to the Effective Time, which were automatically canceled and retired and ceased to exist) was cancelled and converted into the right to receive:

•

from FBRT, (A) 0.3288 newly-issued shares of FBRT Common Stock (the “Per Share Stock Consideration”); and (B) a cash amount equal to $0.21 per share (the “Per Share Cash Consideration” and together with the Per Share Stock Consideration, the “Per Common Share FBRT Consideration”); and

•	from BSP, a cash amount equal to $0.73 per share (the “BSP Cash Consideration” and together with the Per Common Share FBRT Consideration, the “Total Per Common Share Consideration”).

No fractional shares of FBRT Common Stock were issued in the Merger, and the value of any fractional interests to which a former holder of Capstead Common Stock is otherwise entitled will be paid in cash.

Additionally, at the Effective Time, (i) each outstanding share of Capstead’s 7.50% Series E Cumulative Redeemable Preferred Stock, $0.10 par value per share (“Capstead Series E Preferred Stock”), was cancelled and converted into the right to receive one newly-issued share of 7.50% Series E Cumulative Redeemable Preferred Stock, $0.01 par value per share, of FBRT (the “FBRT Series E Preferred Stock”), which has rights, preferences, privileges and voting powers materially the same as those of the Capstead Series E Preferred Stock.

Furthermore, effective immediately prior to the Effective Time, all outstanding restricted stock under Capstead’s Amended and Restated 2014 Flexible Incentive Plan (the “Capstead Plan”) automatically became fully vested and non-forfeitable, and all shares of Capstead Common Stock represented thereby became eligible to receive the Total Per Common Share Consideration. Also effective immediately prior to the Effective Time, all awards of performance units under the Capstead Plan automatically become earned and vested at the conversion rate of one share of Capstead Common Stock for each outstanding performance unit, and all shares of Capstead Common Stock represented thereby became eligible to receive the Total Per Common Share Consideration. Each outstanding dividend equivalent right under the Capstead Plan was automatically cancelled as of the Effective Time, provided that any accrued amounts that have not yet been paid as of immediately prior to the Effective Time were paid to the holders thereof at the Effective Time (or will be as soon as practicable thereafter but in no event later than the first payroll date following the Effective Time).

The issuances of shares of FBRT Common Stock and FBRT Series E Preferred Stock in connection with the Merger were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to FBRT’s registration statement on Form S-4 (Registration No. 333-258947), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on September 3, 2021 (as amended or supplemented, the “FBRT S-4 Registration Statement”). The proxy statement/prospectus included in the FBRT S-4 Registration Statement contains additional information regarding the Merger and incorporates by reference additional information regarding the Merger from Current Reports on Form 8-K filed by Capstead.

Per the terms of the transactions described in the Merger Agreement, approximately 32.1 million shares of FBRT Common Stock will be issued in connection with the Merger to former Capstead common stockholders, and former Capstead common stockholders will own approximately 36% of the common equity of FBRT as the combined company following the consummation of the Merger (after applying (i) the conversion of all of the outstanding shares of FBRT’s Series A convertible preferred stock into FBRT Common Stock as of the Closing Date and (ii) assuming conversion of all of the outstanding shares of FBRT’s Series C, Series D and Series F convertible preferred stock (as if such shares had converted into FBRT Common Stock on the Closing Date)).

The foregoing description of the Merger and the other transactions contemplated by the Merger Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 26, 2021, and the full text of the First Amendment to Agreement and Plan of Merger, which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 23, 2021, both of which are incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

In connection with the consummation of the Merger, Capstead notified the NYSE on the Closing Date that: (i) each share of Capstead Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held by FBRT or Merger Sub or by any wholly owned subsidiary of FBRT or Merger Sub or any wholly owned subsidiary of Capstead immediately prior to the Effective Time, which were automatically canceled and retired and ceased to exist) was cancelled and converted into the right to receive (A) from FBRT, 0.3288 newly-issued shares of FBRT Common Stock, (B) from FBRT, a cash amount equal to $0.21 per share and (C) from BSP, a cash amount equal to $0.73 per share; (ii) each share of Capstead Series E Preferred Stock issued and outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive one newly-issued share of newly-designated FBRT Series E Preferred Stock. In connection with the foregoing, Capstead requested that the NYSE file with the SEC a notification of removal from listing on Form 25 with respect to each of the Capstead Common Stock and the Capstead Series E Preferred Stock, in order to effect the delisting of the Capstead Common Stock and the Capstead Series E Preferred Stock from the NYSE. Such delistings will result in the termination of the registration of each of the Capstead Common Stock and the Capstead Series E Preferred Stock under Section 12(b) of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”). Capstead (or Merger Sub, as successor by merger to Capstead) intends to file a Form 15 with the SEC to terminate the registration of the Capstead Common Stock and the Capstead Series E Preferred Stock under Section 12(g) of the Exchange Act and to suspend Capstead’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Pursuant to the Merger Agreement: (i) each outstanding share of Capstead Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held by FBRT or Merger Sub or by any wholly owned subsidiary of FBRT or Merger Sub or any wholly owned subsidiary of Capstead immediately prior to the Effective

Time, which were automatically canceled and retired and ceased to exist) was cancelled and converted into the right to receive the Total Per Common Share Consideration as of the Effective Time; (ii) each share of Capstead Series E Preferred Stock issued and outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive one newly-issued share of newly-designated FBRT Series E Preferred Stock as of the Effective Time; (iii) each share of restricted stock outstanding under the Capstead Plan immediately prior to the Effective Time became fully-vested and non-forfeitable as of the Effective Time and each share of Capstead Common Stock represented thereby became eligible to receive the Total Per Common Share Consideration as of the Effective Time; and (iv) each award of performance units outstanding under the Capstead Plan automatically became earned and vested immediately prior to the Effective Time at the conversion rate of one share of Capstead Common Stock for each outstanding performance unit and each share of Capstead Common Stock represented thereby became eligible to receive the Total Per Common Share Consideration as of the Effective Time.

As of the Effective Time, holders of Capstead Common Stock immediately prior to the Effective Time ceased to have any rights as common stockholders of Capstead (other than the right to receive the Total Per Common Share Consideration from FBRT and BSP, or as otherwise provided by the Merger Agreement or by law). As of the Effective Time, holders of Capstead Series E Preferred Stock immediately prior to the Effective Time ceased to have any rights as preferred stockholders of Capstead (other than the right to receive shares of FBRT Series E Preferred Stock from FBRT or as otherwise provided by the Merger Agreement or by law).

The rights of holders of capital stock of FBRT are governed by FBRT’s Articles of Amendment and Restatement, as amended, including the Articles Supplementary thereto, and FBRT’s Amended and Restated Bylaws. The description of the capital stock of FBRT has previously been set forth in the section entitled “Description of BSPRT Capital Stock” in the FBRT S-4 Registration Statement, which section is hereby incorporated into this Item 3.03 by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

At the Effective Time, pursuant to the Merger Agreement, Capstead merged with and into Merger Sub, with Merger Sub continuing as the surviving company. In connection with the consummation of the Merger, each outstanding share of Capstead Common Stock (other than shares held by FBRT or Merger Sub or by any wholly owned subsidiary of FBRT or Merger Sub or any wholly owned subsidiary of Capstead immediately prior to the Effective Time, which were automatically canceled and retired and ceased to exist) was cancelled and converted into the right to receive the Per Common Share FBRT Consideration from FBRT, and the BSP Cash Consideration from BSP.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

At the Effective Time, and in connection with the Merger, each member of the board of directors of Capstead ceased to be a director of Capstead. These directors are Pat Augustine, Jack Biegler, Michelle P. Goolsby, Gary Keiser, Christopher W. Mahowald, Michael G. O’Neil and Mark S. Whiting. Their respective removals were not a result of any disagreements between Capstead and any of the directors on any matter relating to Capstead’s operations, policies or practices.

At the Effective Time, and in connection with the Merger, each of the officers of Capstead were terminated and ceased to be an officer of Capstead. These officers are Phillip A. Reinsch, Lance J. Phillips, Robert R. Spears, Jr., and Roy S. Kim.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Item 7.01	Regulation FD Disclosure.

On the Closing Date, Capstead and FBRT issued a joint press release announcing the completion of the Merger described above in Item 2.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure.

The information included under this Item 7.01 (including Exhibit 99.1 to this Current Report on Form 8-K) shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of July 25, 2021, by and among Franklin BSP Realty Trust, Inc. (f/k/a Benefit Street Partners Realty Trust, Inc.), Rodeo Sub I, LLC, Capstead Mortgage Corporation and Benefit Street Partners L.L.C. (incorporated by reference to Exhibit 2.1 to Capstead’s Current Report on Form 8-K filed with the SEC on July 26, 2020).

Exhibit 2.2	First Amendment to Agreement and Plan of Merger, dated as of September 22, 2021, by and among Franklin BSP Realty Trust, Inc. (f/k/a Benefit Street Partners Realty Trust, Inc.), Rodeo Sub I, LLC, Capstead Mortgage Corporation and Benefit Street Partners L.L.C. (incorporated by reference to Exhibit 2.1 to Capstead’s Current Report on Form 8-K filed with the SEC on September 22, 2021).

Exhibit 99.1*	Joint Press Release, dated October 19, 2021, announcing the completion of the Merger.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

Date: October 19, 2021	By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch
President and Chief Executive Officer